Exhibit 99.3

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

Combined Financial Statements as of and for the year ended December 31, 2011 with Report of Independent Auditors

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

TABLE OF CONTENTS

Page

REPORT OF INDEPENDENT AUDITORS	1

COMBINED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011:

Combined Balance Sheet	2

Combined Statement of Operations and Comprehensive Income	3

Combined Statement of Changes in Invested Capital	4

Combined Statement of Cash Flows	5

Notes to Combined Financial Statements	6-14

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited (“the Companies”):

We have audited the accompanying combined balance sheet of the Companies as of December 31, 2011, and the related combined statements of operations and comprehensive income, changes in invested capital, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies at December 31, 2011, and the combined results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

London, England

March 22, 2013

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2011

£000
CURRENT ASSETS
Cash and cash equivalents	514
Restricted cash	63
Trade receivables – net of allowance for doubtful accounts of £116,000	1,207
Receivables from affiliates	6,369
Other receivables	151
Inventory	28
Deferred tax assets	78
Prepaid expenses and other assets	115

TOTAL CURRENT ASSETS	8,525

TOTAL ASSETS	8,525

LIABILITIES AND INVESTED CAPITAL
CURRENT LIABILITIES
Accounts payable	133
Accrued expenses	716
Accrued payroll expenses	505
Accrued taxes	296
Payable to affiliates	19,625
Deferred revenue	371
Security and reservation deposits	62

TOTAL CURRENT LIABILITIES	21,708

INVESTED CAPITAL	(13,183)

TOTAL LIABILITIES AND INVESTED CAPITAL	8,525

See notes to combined financial statements

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2011

£000
OPERATING REVENUE:
Resident fees	28,158
OPERATING EXPENSES:
Labour	10,446
Lease expenses	9,265
General and administrative	1,665
Management fees	1,969
Food	818
Insurance	127
Non-recoverable VAT	999
Utilities	583
Repairs and maintenance	706
Advertising and marketing	266
Ancillary expenses	340
Bad debt	28

Total operating expenses	27,212

INCOME FROM OPERATIONS	946

Income tax charge	5

NET INCOME	941

Other comprehensive income	—

TOTAL COMPREHENSIVE INCOME	941

See notes to combined financial statements

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

COMBINED STATEMENT OF CHANGES IN INVESTED CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2011

£000
INVESTED CAPITAL – January 1, 2011	(14,124)
Net income	941

INVESTED CAPITAL – December 31, 2011	(13,183)

See notes to combined financial statements

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

COMBINED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2011

£000
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	941
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for bad debts	28
Benefit from deferred income taxes	(78)
Changes in operating assets and liabilities:
Restricted cash	65
Accounts receivable	30
Payable to affiliates	(3,291)
Prepaid and other assets	(46)
Accounts payable	114
Accrued expenses	18
Accrued payroll expenses	17
Accrued taxes	40
Security and reservation deposits	(40)
Deferred revenue	8

Net cash used in operating activities	(2,194)

CASH FLOWS FROM FINANCING ACTIVITIES

Financing provided to affiliates	(1,299)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,493)
CASH AND CASH EQUIVALENTS, beginning of year	4,007

CASH AND CASH EQUIVALENTS, end of year	514

See notes to combined financial statements

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

1.	ORGANISATION AND PRESENTATION

Organisation

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited and Sunrise Operations Purley Limited (the “Opcos”) were registered and incorporated in England and Wales.

Sunrise Home Help Services Limited, Sunrise Home Help VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited (the “Carecos”) were also registered and incorporated in England and Wales.

The Opcos and Carecos are together referred to herein as the “Companies”.The principal activity of the Opcos is the provision of accommodation and non-complex medical care to elderly residents for a monthly fee. The Opcos’ services will generally not be covered by health insurance so the monthly fees will be payable by the residents, their family, or another responsible party. All communities are located in the United Kingdom.

The principal activity of the Carecos is the provision of domicilary care services to the Opcos.

As of December 31, 2011 the ultimate owner of the Companies was Sunrise First Euro Properties Limited Partnership (the “Partnership”), a partnership formed under the laws of Jersey, Channel Islands.

The Partnership has two limited partners, namely Sunrise Senior Living International Limited Partnership (“SSL LP”) and Assisted Living First Euro Investments Limited and a General Partner. Sunrise First Euro Properties GP Limited which is registered and incorporated in Jersey, Channel Islands and was established to act as General Partner of the Partnership. The General Partner is responsible for the management and control of the business affairs of the Partnership and has the right to transact business and sign documents in the Partnership’s name. The General Partner must obtain the approval of the board of directors for certain major transactions as defined in the Shareholders’ Agreement.

On December 20, 2012, Assisted Living First Euro Investments Limited sold its interest in the Partnership to HCN UK Investments Limited, itself a wholly owned subsidiary undertaking of Health Care REIT, Inc (“HCN”) (see Note 8).

On January 9, 2013 the Merger Agreement entered into by Health Care REIT (“HCN”) and Sunrise Senior Living Inc. (“SSL Inc”) on August 21, 2012 for HCN to acquire all the outstanding common stock of SSL Inc completed. From that date the Partnership and all the Companies became wholly owned subsidiary undertakings of HCN (See Note 8).

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The accompanying combined financial statements include the combined financial statements of the Companies after elimination of all intercompany accounts and intercompany transactions. The financial results of the Companies have been combined to reflect the combined results of the Opcos and Carecos which are under the common ownership and control of the Partnership. The Companies reviewed subsequent events up to March 22, 2013, the date the combined financial statements were approved and issued.

Going concern — The Companies have made a combined net income of £941,000 for the year ended 2011 and have a combined invested capital deficit of £13,183,000 as of December 31, 2011.

In preparing the combined financial statements, the directors have reviewed the combined position as of the balance sheet date and the results for the period then ended. The directors recognise that the combination of Companies presented, represents only part of the operational performance and position of the wider group which also owns the care community assets and has associated debt funding.

When performing their going concern assessments, the directors therefore consider the entire group cash flows because the General Partner directs that the subsidiaries of the Partnership will support each other, if required.

In light of the reported combined position and performance, the directors have considered the changes in circumstances that have arisen as part of the Sale and Purchase Agreements, described in note 8, dated December 20, 2012 and January 9, 2013, whereby HCN UK Investment Limited acquired an 80% interest in the Companies and subsequently, HCN acquired the remaining 20% interest in the Companies.

As a result of their review which demonstrates that the group is self supporting, the directors are satisfied that the going concern basis of preparation is appropriate for the combined financial statements for the year ended December 31, 2011.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Significant estimates and assumptions have been made with respect to the recoverable amounts of receivables and amortization periods of deferred revenue. Actual results could differ from those estimates.

Cash and Cash Equivalents — Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. Throughout the year, the Companies may have cash balances in excess of government insured amounts on deposit with various financial institutions.

Restricted Cash — Restricted cash balances represent deposits received from potential residents. The cash is moved from the restricted cash accounts to the operational cash accounts once the resident has moved into the community and the deposit is no longer refundable.

Trade Receivables and Allowance for Doubtful Accounts — The Companies provide an allowance for doubtful accounts on their outstanding receivables balance based on its collection history and an estimate of uncollectible accounts.

Leases — The companies lease communities under operating leases. Rentals payable under operating leases are charged in the profit and loss account on a straight line basis over the lease term.

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition and Deferred Revenue — Operating revenue consists of resident fee revenue, including resident community fees. Resident community fees are deferred and recognised as income over one year, corresponding to the period over which resident are expected to reside within the communities with no increase in fees. Generally, the agreements are cancelable by residents with 30 days notice. All other resident fee revenue is recognised when services are rendered. The Companies invoice the residents monthly in advance of the services being rendered, and therefore, revenue is deferred until the services are rendered and the revenue is earned through the month of occupancy.

Deferred Taxes — Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities recognised for financial reporting purposes and such amounts recognised for tax purposes. Current year amounts payable or refundable are recorded, as well as the consequences of events that give rise to deferred tax assets and liabilities based on differences in how these events are treated for tax purposes. Estimates of deferred tax assets and liabilities are based on current tax laws and rates and, in certain cases, business plans and other expectations about future outcomes. A valuation allowance against net deferred tax assets is provided when it is more likely than not that sufficient taxable income will not be generated to utilise the net deferred tax assets.

Fair Value Measurement — Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, ASC Fair Value Measurements Topic establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels. These levels, in order of highest priority to lowest priority, are described below:

Level 1 — Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities.

Level 2 — Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3 — Unobservable inputs are used when little or no market data is available.

As of December 31, 2011, the carrying amounts of certain financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, accounts payable and other liabilities were representative of their fair values because of the short-term maturity of these instruments.

Foreign currencies — The combined financial statements are presented in Sterling which is the Companies’ functional and presentational currency. Foreign currency transactions are translated into sterling at the rates ruling when they occur. Foreign currency monetary assets and liabilities are retranslated at the rates ruling at the balance sheet date. Any differences are taken to the statement of operations.

Legal Contingencies — We are subject to various legal proceedings and claims, the outcomes of which are subject to significant uncertainty. An accrual is recorded for loss contingencies when a loss is probable and the amount of the loss can be reasonable estimated. Accruals are reviewed regularly and revisions are made based on changes in facts and circumstances.

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising costs

Advertising costs are expensed as incurred. Total advertising expense for the year ended December 31, 2011 was £266,000.

New Accounting Standards

The following Accounting Standards Update “ASU” was issued in 2009:

The Financial Accounting Standards Board (“FASB”) issued ASU 2009-13, Revenue Recognition (Topic 605) – Multiple-Deliverable Revenue Arrangements (“ASU 2009-13”). It requires an entity to allocate arrangement consideration at the inception of an arrangement to all of its deliverables based on their respective selling prices. It eliminated the use of the residual method of allocation and requires the relative-selling-price method in all circumstances in which an entity recognized revenue for an arrangement with multiple deliverables subject to Accounting Standards Codification (“ASC”) Subtopic 605-25 – Revenue – Multiple Element Arrangements. It no longer requires third party evidence. ASU 2009-13 was effective for us January 1, 2011 and did not have a material impact on the combined financial statements.

The following ASUs were issued in 2010:

ASU 2010-06, Fair Value Measurements and disclosures (Topic 820), Improving Disclosures about Fair Value Measurements, requires separate disclosures of transfers in and out of Level 1 and Level 2 fair value measurements along with the reason for the transfer. ASU 2010-06 also requires separately presenting in the reconciliation for Level 3 fair value measurements purchases, sales, issuances and settlements. It clarifies the disclosure regarding the level of disaggregation and input and valuation techniques. Certain portions of ASU 2010-06 were effective in the first quarter of 2010, and the portions of ASU 2010-06 which effect Level 3 reconciliation was effective from January 1, 2011 and did not have a material impact on the combined financial statements.

The following ASUs were issued in 2011:

ASU 2011-04, Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, clarifies some existing rules but does not require additional fair value measurements, is not intended to establish valuation standards or affect valuation practice outside of financial reporting. A specific clarification relates to the concepts of “highest and best use” and “valuation premise” which are relevant only when measuring the fair value of nonfinancial assets and are not relevant when measuring fair value of financial assets or liabilities. Additional disclosures for Level 3 measurements include the valuation process used and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. ASU 2011-04 is effective from January 1, 2012 and is not expected to have a material impact on the combined financial statements.

ASU 2011-11, Balance Sheet (Topic 210), Disclosure about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for us January 1, 2013 and is not expected to have a material impact on the combined financial statements.

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

3.	TAX

a)	Tax on profit on ordinary activities

The tax charge for the year is made up as follows:

£000
Current tax:
UK current tax on results for the year	83

Total current tax charge	83

Deferred tax:
Tax losses	(78)

Total deferred tax credit	(78)

Total tax charge	5

b)	Factors affecting tax charge for the year

The reconciliation of income tax attributable to operations computed at the 26.5% UK statutory tax rate to the total tax charge is as follows:

£000
Income from operations before tax	946
Tax at standard rate of corporation tax of 26.5%	251
Effects of:
Expenses not deductible for tax purposes	10
Movement in valuation allowance	(280)
PY Adjustments	24

Total tax charge	5

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

3.	TAX (CONTINUED)

c) Deferred tax

Deferred tax recognized is summarized as follows:-

At December 31, 2011
Operating loss carryforwards	3,259
Valuation allowance	(3,181)

Net deferred tax asset	78

The deferred tax asset relates to tax losses carried forward that are available to utilize against future taxable profits. The deferred tax asset has been recognized where there is assurance that adequate profits will be generated in the future to utilize the losses and expenditures carried forward. The change in the valuation allowance has arisen due to Sunrise Operations Banstead Limited being forecast to generate sufficient profits in future periods to enable the utilization of the operating loss carryforwards. The tax losses have no expiry date.

The Finance Act 2011 included legislation to reduce the main rate of corporation tax from 26% to 25% from 1 April 2012. As this change was enacted on 5 July 2011 and therefore before the balance sheet date, deferred tax is recognized at 25% in the current period.

The effect on the Companies of further proposed reductions in the UK main rate of corporation tax will be reflected in the Companies’ combined financial statements in future years, as appropriate, once the changes have been enacted. The rate changes will also impact the amount of future tax payments to be made by the Companies.

Interest and penalties are included in the statement of operations as an income tax expense. No such expenses have been incurred in the year ending December 31, 2011.

d) Taxing audits

There are no returns under audit with the UK government with years after 2008 remaining open and subject to audit.

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

4.	TRANSACTIONS WITH AFFILIATES

Each Community Opco has entered into a management agreement with Sunrise Senior Living Limited (“SSL Ltd”) to provide management and operational services relating to the communities. SSL Ltd is a wholly owned subsidiary of, and is ultimately controlled by, SSL Inc, a company incorporated in the United States. SSL Inc is the parent undertaking of SSL LP.

Under the management agreements, SSL Ltd as manager of the communities will receive management fees equal to 7% of revenues from the Communities. Total management fees incurred by the Opcos in 2011 were £1,968,925.

Under operating lease agreements, rent payable to the related property companies (the “Propcos”) during the year amounted to £9,265,000. The Propcos are also wholly owned subsidiaries of the Partnership.

As a result of the above, the following amounts were payable to affiliates at the year end:

£000
Sunrise Senior Living Limited	(285)
Frognal Properties Limited	(923)
Elstree Properties Limited	(3,372)
Sunrise of Elstree Limited	(1,121)
VW Properties Limited	(1,778)
Sunrise of Virginia Water Limited	(411)
Sunrise of Banstead Limited	(987)
Sunrise of Purley Limited	(10,748)

(19,625)

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

4.	TRANSACTIONS WITH AFFILIATES (CONTINUED)

As a result of funding and settlement transactions, the following amounts were receivable from affiliates at the year end:

£000
Sunrise First Euro Holdings (Jersey) Limited	4,500
Sunrise Jersey Holdings IV Limited	1,850
Sunrise at Frognal House	19

6,369

No formal loan agreements are in place for the above balances and no interest is charged or due on the amounts receivable or charged on amounts payable. The amounts relate transferred funds to enable debt repayments in relation to external debt within Sunrise First Euro Properties Limited Partnership Group (refer to note 6). Sunrise First Euro Holdings (Jersey) Limited and Sunrise Jersey Holdings IV Limited are both wholly-owned subsidiaries of Sunrise First Euro Properties Limited Partnership.

5.	LEASES FOR OPERATING COMMUNITIES

At December 31, 2011 the Opcos have commitments under operating leases with related group companies with terms ranging from 20 to 22 years.

Future minimum lease payments under property rental agreements at December 31, 2011 are as follows:

£000
2012	9,265
2013	9,265
2014	9,265
2015	9,265
2016	9,265
Thereafter	67,157

Total	113,482

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

6.	COMMITMENTS AND CONTINGENCIES

The senior living business entails an inherent risk of liability from personal injury claims, abuse and neglect claims and other claims. The companies, as well as other participants in the industry, are subject to lawsuits alleging these and similar claims. These lawsuits may involve large claims and significant legal costs. The companies maintain liability insurance policies in amounts believed to be adequate based on the nature and risks of our business, historical experience and industry standards. The Companies’ insurance policies concerning medical malpractice cover all individual claims in excess of £25,000. While the outcome of these claims and lawsuits cannot be predicted with certainty, management of the Companies does not believe the ultimate resolution of these matters will have a material adverse effect on the Companies’ financial position.

The Companies have granted Bank of Scotland plc a deed of debenture over all their assets in respect of monies due to the bank by the entities in the Sunrise First Euro Properties Limited Partnership group. Outstanding balances to the Bank of Scotland plc were repaid in December 2012 and consequently the debenture was cancelled.

7.	PENSIONS

The Companies operate a defined contribution pension scheme and the pension charge represents the amounts payable by the companies to the fund in respect of the year. The total defined contribution pension expense for the year ended 31 December 2011 was £160,000. As at the balance sheet the Companies had £16,000 of unpaid employer pension contributions outstanding.

8.	SUBSEQUENT EVENTS

On December 20, 2012, HCN UK Investments Limited, a wholly owned subsidiary of Health Care REIT, Inc. entered into an agreement with Assisted Living First Euro Investments Limited to acquire its 80% interest in the Partnership for a total initial consideration of £65,000,000. SSL LP’s 20% interest remained unchanged. As part of the acquisition, HCN repaid the existing third part debt totaling £80,600,000 and replaced it with a credit agreement initially bearing interest at one month London Interbank Offer Rate plus 5%.

On January 9, 2013 the Merger Agreement entered into by HCN and Sunrise Senior Living Inc. (“SSL Inc”) on August 21, 2012 for HCN to acquire all the outstanding common stock of SSL Inc completed. From that date the Partnership and all the Companies became wholly owned subsidiary undertakings of HCN.

The Opcos executed new management agreements with Sunrise Senior Living Limited which became effective as of January 9, 2013. The new agreements provide for payment of a base management fee based on gross revenues as previously was the case but the amount of management fees are expected to reduce following adoption of the new agreement. The agreements are for an initial term of 15 years with an automatic renewal for an additional 15 years if certain Net Operating Income thresholds (as defined in the agreements) are met. It is not possible to accurately determine the future fees since amounts are dependent on future operating revenues.

The Companies reviewed subsequent events up to March 22, 2013, the date the combined financial statements were approved and issued.